Exhibit 99.1
Investor Presentation August 2011 NASDAQ: LAWS www.lawsonproducts.com

Forward-Looking Statements "Safe Harbor" Statement under the Securities Litigation Reform Act of 1995: This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. The terms "may," "should," "could," "anticipate," "believe," "continues," "estimate," "expect," "intend," "objective," "plan," "potential," "project" and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. These statements are based on management's current expectations, intentions or beliefs and are subject to a number of factors, assumptions and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Factors that could cause or contribute to such differences or that might otherwise impact the business include the effect of general economic and market conditions; increases in commodity prices; work stoppages and other disruptions at transportation centers or shipping ports; disruptions of the Company's information and communication systems; competition and competitive pricing pressures; changes in customer demand; the influence of controlling stockholders; the inability of management to successfully implement strategic initiatives and, all of the factors discussed in the Company's "Risk Factors" set forth in its Annual Report on Form 10-K for the year ended December 31, 2010 and updated in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2011. The Company undertakes no obligation to update any such factor or to publicly announce the results of any revisions to any forward-looking statements contained herein whether as a result of new information, future events or otherwise. 2

Agenda MRO Industry Overview Lawson Products at a Glance Leadership Team Investment Considerations Long Term Strategy will Drive Future Growth Financial Highlights Key Take-Aways 3

Large and highly fragmented industry North American industrial distribution market is broadly defined at +$200 billion in 2010 (1) Of these companies in the Industrial Distribution Market, Lawson ranked 28th by sales revenue in 2009 (2) 1 Rexel $16,200 12 Motion Industries $2,900 2 Wolseley $14,400 13 Fastenal $1,930 3 Worth $9,500 14 Applied Industrial Technologies $1,900 4 HD Supply $7,400 15 WinWholesale $1,600 5 WW Grainger $6,200 16 MSC Industrial Direct $1,500 6 Anixter $5,100 17 Interline Brands $1,100 7 Wesco International $4,600 18 Edgen Murray $773 8 Wilson Industries $4,600 19 Kaman Industrial Technologies $646 9 Graybar $4,400 20 F.W. Webb $600 10 Airgas $3,900 24 Barnes Distribution $417 11 Mcjunkin - Red Man $3,700 28 Lawson Products $379 1. The MRO Industry is Highly Fragmented with Significant Opportunity (1) Source: Modern Distribution Management, March 10,2011 (2) Source: Industrial Distribution Magazine, The Big 50 List, October 2010 Rank Company Rev (m) Rank Company Rev (m) 4

2. At a Glance: Lawson Products is Poised to Grow in the Industry 5 Company Overview Founded in 1952 by Sid Port who had an entrepreneurial vision Listed on NASDAQ (Ticker: LAWS) since 1970; majority of stock was family held) Serves industrial, commercial, institutional & government markets in all 50 U.S. states, Canada & Puerto Rico Supplies 300,000+ products Fasteners, cutting tools, chemicals, abrasives, safety, welding, hydraulic & automotive products Headquartered in Des Plaines, IL 6 distribution centers, 1 repackaging facility & 1 corporate HQ ~2,000 employees & independent sales agents In 2005, new leadership took over the company and developed a multi-year business transformation plan

6 Des Plaines, IL HQ Addison, IL DC Vernon Hills, IL DC Fairfield, NJ DC Reno, NV DC Suwanee, GA DC Mississauga, ON (Canada) DC 2. Lawson Products - At a Glance

2. Lawson Products Has Delivered Sustained Growth Financial Highlights Growing Average Daily Sales (ADS) with diverse revenue streams ADS of $1,315 in Q2 2011 vs. $1,255 in Q2 2010 Improving Average Order Size and Daily Orders per Agent Reducing costs while investing in future growth Growing EBITDA Strong Balance Sheet Significant cash on hand for bolt-on M&A opportunities Solid dividend yield 7

3. Strong Leadership Team Has a Clear Vision to Drive Growth 8 Leadership Team Tom Neri, President & Chief Executive Officer Joined in March 2003 as CFO Senior positions in publishing, including EVP of the Sun-Times Company and President & Publisher of Pioneer Newspapers, Inc. Harry Dochelli, Chief Operating Officer Joined in March 2008 as EVP, Sales & Marketing 25-year career with senior leadership positions in operations and sales, with profit and loss responsibility; depth of experience within distribution industry Previously served as EVP North America Contract Sales for Boise Cascade Office Products/OfficeMax, Inc. Ron Knutson, Chief Financial Officer Joined in November 2009 as SVP & CFO Senior financial roles across many sectors, most recently serving as SVP & CFO of Frozen Food Express Industries and before that as VP of Finance of Ace Hardware Corp.

4. Investment Considerations Operate in a fragmented, but resilient and growing industry The MRO market remained steady during crisis period & is now recovering Committed to evolving LAWS into a leading player by executing a strategy to achieve profitable long-term growth Have identified our core strengths & are taking advantage of them Building an efficient platform from which we can drive significant growth: ERP Network Optimization Sales Transformation Rewarding shareholders with consistent dividends payments Increased quarterly dividend to $0.12 representing a yield of >2.0%* 9 * As of June 2011 closing price

4. Investment Considerations: We Have Identified Our Core Strengths 10 10 Strong financial position allows Lawson to invest in growth...

4. Investment Considerations: Extensive Customer Research Confirms Strengths and Opportunities 11 Lawson actively seizing these opportunities Leveraging our core business + pursuing new initiatives focused on serving market with "unplanned" product needs *September 2010 survey of 240 MRO customers Current Strength 75% prefer ordering through field sales representatives 82% say technical support very important Virtually all prefer domestic products and most willing to pay more for them Opportunities 88% also want web ordering option 73% of purchasing agents prefer to use multiple vendors to get the right expertise "Fast shipping" was rated as most important item among 20 MRO vendor dimensions Customer Feedback

4. Investment Considerations: There are Clear Opportunities for Future Growth 12 Core Business Today Products for "Unplanned" Needs "Planned" Products for Inventory Management Customers with unplanned needs buy products from sales reps, catalogs or the web for next-day delivery Future Opportunities Customers have the need for products and want to outsource replenishment and inventory management

5: Driving Future Growth Three Strategic Initiatives Will Help Us Realize Business Potential 13 13 ERP Implementation Network Optimization Sales Transformation Through these initiatives, we will deliver an enhanced customer experience, support sales growth and improve operating performance

5. Driving Future Growth ERP Initiative ERP Transformation 14 Timing Key Benefits Costs/Savings Successful Phase 1 implementation completed: August 2011 Smaller Phase 2 slated for 2012 Expect to realize ongoing benefits beginning in 2012 Facilitates easier ordering Enables improved customer servicing Drives sales momentum, which will begin to be realized in 2012 Enables LAWS to implement centralized market-based pricing strategy With new eCommerce site, sales reps will have full customer view Implementation costs of $25-28 million 10-year IRR forecast of ~25% with anticipated 4-5 yr payback

5. Driving Future Growth Network Optimization 15 Currently own 5 distribution centers (DCs) in the US and 1 in Canada - consolidated 2 DCs in 2009 Plan to optimize distribution system in order to ensure we: Are present in the best locations from a cost & delivery POV (i.e. capture "unplanned") Manage inventory & material handling in the most effective & efficient way Reduce overall fixed-cost base Will provide tangible benefits to customers & increase efficiency within existing and/or new facilities Potential to create significant cost savings through efficiencies, working capital reductions & potential sale/leaseback opportunities Network Optimization

16 5. Driving Future Growth Sales Transformation 88% of our customers want to order over the web Timing Key Benefits Costs/Savings Launching of a new eCommerce website in early 2012 Creates a new sales channel Supports existing field sales channel Enables LAWS to capture new types of sales & customers Boosts sales productivity by freeing up sales reps to focus on larger, more lucrative accounts 2011 investment of $2.6 million plus ~$0.9 million of expected annual maintenance/ enhancements Anticipated payback of ~2 years Sales Transformation - eCommerce

5. Driving Future Growth Sales Transformation 17 Between 10-13% of sales in MRO industry come from "unplanned" and/or on-demand buying Providing same-day shipping & next-day delivery ensures LAWS can capture a greater share of this market Same-day shipping currently being rolled out in stages (web, phone, agents) Unplanned market currently represents <1% of LAWS sales, but should grow to industry standard over the next 5 years Sales Transformation - Same-Day Shipping & Next-Day Delivery

5. Driving Future Growth Sales Transformation 18 Opportunity to generate significant value by developing specialized segments where LAWS is already strong, including: Government Automotive Strategic Accounts Segmentation in areas where LAWS already has strong penetration will enable the Company to: Capture greater market share of chosen segments Drive greater value from customers in these segments Promote opportunities for applying centralized knowledge base in other territories over the long-term Sales Transformation - Segment Strategy

5. Driving Future Growth 19 In addition to driving organic growth through building an enhanced platform, LAWS will also consider complementary M&A and partnership opportunities The parameters for such investments: Support targeted end-market segment(s) - AND - Provide positive cash flows (i.e. not a turn-around) - AND - Leverage on existing infrastructure - AND - Provide significant synergistic opportunities Targets likely to have $15m - $75m in sales with pre-integration EBITDA margin of ~5% and 10%+ post-integration opportunity Build or Buy Strategy

6. Financial Highlights - Income Statement 20

6. Financial Highlights - Balance Sheet 21

7. Key Takeaways Our Vision, Mission, and Values Guide our Strategic Plan

7. Key Take-Aways 23 Consistent growth in average daily sales with enhanced relationships with existing customers Strong balance sheet, margins & cash resources enable significant investment in growth Building the right platform to support future growth Experienced leadership team with track record of successful execution Strong dividend yield Lawson Products: Evolving, Growing, Leading

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Appendix

Appendix: Financial Highlights - 5 Year Income Statement 26